EXHIBIT 23.B


                         CONSENT OF SPECIAL TAX COUNSEL

Farmland Industries, Inc.:


We consent to the references to our firm in the Prospectus filed as part of this Registration Statement.

                                                BRYAN CAVE


December 4, 1995